                                 AMENDMENT NO. 1
                                       TO
                                    AGREEMENT

         This is Amendment No. 1, dated as of December 1, 1999, to the Agreement made and entered into as of the 2nd day of August, 1999, by and between Francis
D. John, as Borrower, and Key Energy Services, Inc., as Lender, (the "Agreement"). Unless the context otherwise requires, defined terms used in this Amendment No. 1 shall have the meaning ascribed to them as set forth in the Agreement.

                                   BACKGROUND

         A. The Borrower and Lender have entered into the Agreement pursuant to which the Lender has agreed to forgive an aggregate of $5,000,000, together with accrued interest thereon, which has been borrowed by the Borrower from the Lender in accordance with the terms and conditions set forth therein.

         B. After further deliberations and discussions by and among the members of the Board of Directors (the "Board")of the Lender, as well as discussions by members of the Board with the Borrower, the Borrower and Lender have determined that it would be in the best interests of the Lender and its shareholders to amend the terms of the Agreement to provide that none of the Indebtedness of Borrower to Lender shall be forgiven or cancelled unless and until the price of the Lender's shares of common stock, par value $.10 per share (the "Common Stock"), reaches $12.00 per share on any trading day from and after the date hereof.

         NOW, THEREFORE, intending to be legally bound, the Borrower and the Lender hereby agree as follows:

         (I). AMENDMENT TO SECTION 1 OF THE AGREEMENT. Section 1 of the Agreement is hereby amended by deleting the old Section 1 from the Agreement and substituting therefor a new Section 1 all as set forth below:

             "1. FORGIVENESS/CANCELLATION OF INDEBTEDNESS; CONDITION THERETO.
(a) Subject to the satisfaction of the condition set forth in Section 1(b) below, except (i) in the event of an acceleration in Borrower's obligation to repay the outstanding Indebtedness and make payment on any of the outstanding Notes as a result of (A) the termination of the Borrower's employment by the Lender for "Cause" (as defined and described below) or (B) the voluntary termination by the Borrower of his employment with the Lender for any reason or
(ii) in the event of an acceleration in the Lender's obligation to forgive/cancel the Indebtedness and cancel the Notes as a result of (A) the Borrower's termination of his employment with the Lender as a result of "Good Reason", "Change in Control" or "Disability" (as defined and described below) or
(B) the death of the Borrower, the Lender hereby agrees that, for so long as the Borrower remains employed by the Lender, the Indebtedness will be forgiven/cancelled in the proportions and amounts and on the dates set forth below:


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
                                                     PROPORTION/AMOUNT OF
                                                     INDEBTEDNESS TO BE
                  DATE                               FORGIVEN/CANCELLED
                  ----                               ------------------
                  December 31, 2000                  1/5th (20%)
                                                     ($1,000,000.00, plus accrued
                                                     but unpaid interest thereon)

                  June 30, 2001                      1/5th (20%)
                                                     ($1,000,000.00, plus accrued
                                                     but unpaid interest thereon)

                  June 30, 2002                      1/5th (20%)
                                                     ($1,000,000.00, plus accrued
                                                     but unpaid interest thereon)

                  June 30, 2003                      1/5th (20%)
                                                     ($1,000,000.00, plus accrued
                                                     but unpaid interest thereon)

                  June 30, 2004                      1/5th (20%)
                                                     ($1,000,000.00, plus accrued
                                                     but unpaid interest thereon)

         The Indebtedness will be forgiven/cancelled by Lender chronologically in the order in which it was incurred by the Borrower.

         (b) Except in the case of the occurrence of any event described in
Section 5 of the Agreement, the obligation of the Lender to forgive/cancel the Indebtedness, as well as cancel the Notes, pursuant to Section 1(a) hereof, shall be subject to the satisfaction of the following condition:

         Commencing on December 1, 1999, on any trading day (A) the sales price of a share of Common Stock as reported on the principal securities exchange on which shares of the Lender's Common Stock are then listed or admitted to trading, or (B) if not so reported, the average of the closing bid and asked prices for a share of such Common Stock as quoted on the National Association of Securities Dealers Automated Quotation System ("NASDAQ"), or (C) if not so quoted on NASDAQ, the average of the closing bid and asked prices of a share of such Common Stock as quoted by the National Quotation Bureau's "Pink Sheets" or the National Association of Securities Dealers OTC Bulletin Board System must equal or exceed $12.00 per share, as adjusted for any stock split or reverse stock split."


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         (II). AGREEMENT IN FULL FORCE AND EFFECT. Except as otherwise modified or amended by the provisions of this Amendment No. 1. as set forth above, the terms and provisions of the Agreement shall remain in full force and effect.

                           [SIGNATURE PAGE TO FOLLOW]


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         IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

                                                  KEY ENERGY SERVICES, INC.,
                                                  THE LENDER

                                             BY:  /s/ Morton Wolkowitz
                                                  ---------------------------
                                                  MORTON WOLKOWITZ
                                                  DIRECTOR

                                                  BORROWER

                                                   /s/ Francis D. John
                                                  ---------------------------
                                                   FRANCIS D. JOHN